                                                                    Exhibit 99.4


                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-FF6



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                              [HSBC BANK USA, N.A.
                                    TRUSTEE]


                                  MAY 11, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     BNB COLLATERAL INFORMATION                ORIGINATORS   % NAME
DEAL NAME:          FFML 2005-FF6              1       First Franklin (100.00%)
BLOOMBERG TICKER:   FFML 2005-FF6              2
ASSET CLASS:                                   3
ISSUER:
TRUSTEE:                                       MASTER SERVICER
LEAD MANAGER(S)     ML                         1         Wilshire (100.00%)
                                               2
ISSUE DATE:

                                                   PRINCIPAL                   WA LOAN   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            FICO :                    # LOANS      BALANCE $         %        BALANCE $           WAC   WA AVE FICO   WA %LTV
            ------                    -------      ---------         -        ---------           ---   -----------   -------
                               NA
                        BELOW 500
                       500 TO 520
                       520 TO 540         27        4,400,740.58       0.40   162,990.39         7.587     532.385     75.986
                       540 TO 560        348       53,219,471.01       4.82   152,929.51         7.522     551.178     78.886
                       560 TO 580        556       92,852,079.34       8.42   167,000.14         7.783     570.436     81.429
                       580 TO 600        303       62,837,895.67       5.70   207,385.79         7.235     590.765     82.102
                       600 TO 620        676      129,579,902.29      11.75   191,686.25         7.179     610.689     83.808
                       620 TO 640        737      160,238,516.30      14.52   217,419.97         7.219     630.229     85.899
                       640 TO 660        751      182,310,806.87      16.52   242,757.40         7.120     649.950     85.937
                       660 TO 680        488      121,127,170.60      10.98   248,211.42         7.295     670.170     83.504
                       680 TO 700        399      110,973,109.77      10.06   278,128.09         7.015     688.780     82.766
                       700 TO 750        474      133,341,789.66      12.09   281,311.79         7.099     721.803     83.598
                         750 PLUS        171       52,390,688.77       4.75   306,378.30         7.299     774.084     83.998
                                        ----    ----------------     ------   ----------         -----     -------     ------
                            TOTAL       4930    1,103,272,170.86     100.00   223,787.46         6.694     647.461     83.027
                                        ====    ================     ======   ==========         =====     =======     ======
                       FICO MEAN:        647                        MEDIAN:          635      STD DEV:       54.86

                                                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               FICO :                    % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC   IO
               ------                    -----    ----------  ----------    ------------     ----------  -----------   --
                                  NA
                           BELOW 500
                          500 TO 520
                          520 TO 540     40.445       0.442     10.481         80.883           0.000       0.000      3.628
                          540 TO 560     39.843       1.213      8.671         75.720           0.000       0.000     12.581
                          560 TO 580     42.050       1.244      6.930         50.103           0.000       0.000     11.763
                          580 TO 600     40.957       1.475      6.409         50.535           0.000       0.000     19.483
                          600 TO 620     41.106       3.038     10.479         47.351           0.000       0.000     24.602
                          620 TO 640     40.930       2.963     10.171         43.855           0.000       0.000     29.514
                          640 TO 660     41.507       3.919     11.837         38.397           0.000       0.000     29.155
                          660 TO 680     42.327       0.420      8.679         18.045           0.000       0.000     33.381
                          680 TO 700     41.951       2.792     13.340         21.754           0.000       0.000     35.646
                          700 TO 750     40.846       0.609     17.229          5.094           0.000       0.000     33.697
                            750 PLUS     43.526       0.000     18.233          0.423           0.000       0.000     27.998
                                         ------       -----     ------         ------           -----       -----     ------
                               TOTAL     44.482       2.776     11.499         42.882           0.000       0.000     63.166
                                         ======       =====     ======         ======           =====       =====     ======
                          FICO MEAN:


                                                                              WA LOAN    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           LTV :                     # LOANS      BALANCE $         %        BALANCE $          WAC      WA AVE FICO  WA %LTV
           -----                     -------      ---------         -        ---------          ---      -----------  -------
                        BELOW 50         91       12,866,957.19       1.17   141,395.13        6.539     627.606     40.073
                        50 TO 55         30        4,787,399.43       0.43   159,579.98        6.751     585.441     52.776
                        55 TO 60         51       10,704,242.98       0.97   209,887.12        6.638     617.227     57.966
                        60 TO 65         73       18,764,839.51       1.70   257,052.60        6.406     623.322     63.608
                        65 TO 70        146       31,915,887.68       2.89   218,601.97        6.514     622.429     68.750
                        70 TO 75        223       56,616,945.59       5.13   253,887.65        6.644     627.606     73.844
                        75 TO 80       2014      507,049,346.45      45.96   251,762.34        6.227     660.014     79.798
                        80 TO 85        470       94,664,353.67       8.58   201,413.52        7.014     609.903     84.202
                        85 TO 90        828      179,561,018.13      16.28   216,861.13        7.122     635.437     89.539
                        90 TO 95        476       93,133,835.99       8.44   195,659.32        7.256     655.121     94.642
                       95 TO 100          8        1,783,773.39       0.16   222,971.67        7.485     662.561     99.389
                        100 PLUS        520       91,423,570.85       8.29   175,814.56        7.708     667.818    100.000
                                       ----    ----------------     ------   ----------        -----     -------    -------
                           TOTAL       4930    1,103,272,170.86     100.00   223,787.46        6.694     647.461     83.027
                                       ====    ================     ======   ==========        =====     =======    =======
                       LTV MEAN:      83.03                         MEDIAN        80.00      STD DEV       10.96

                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               LTV :                    % DTI    NON - PRIM  NON SF/PUD   REFI CACHOUT      MI COVERED  NINA/NO DOC     IO
               -----                    -----    ----------  ----------  -------------      ----------  -----------     --
                            BELOW 50    39.840       2.533     10.915         78.013           0.000       0.000     28.588
                            50 TO 55    42.471       0.000      0.000         95.720           0.000       0.000     21.201
                            55 TO 60    40.414       2.933     12.396         82.140           0.000       0.000     31.160
                            60 TO 65    41.305       0.000      7.927         76.966           0.000       0.000     44.291
                            65 TO 70    39.905       2.332      8.600         76.143           0.000       0.000     47.293
                            70 TO 75    41.004       3.503      8.779         77.213           0.000       0.000     47.372
                            75 TO 80    47.208       1.055     12.768         23.436           0.000       0.000     82.615
                            80 TO 85    42.503       3.698     11.955         72.289           0.000       0.000     48.722
                            85 TO 90    42.030       8.993     10.569         58.978           0.000       0.000     54.685
                            90 TO 95    42.757       1.224     10.694         60.444           0.000       0.000     34.997
                           95 TO 100    44.850       0.000      0.000         36.252           0.000       0.000     40.790
                            100 PLUS    43.623       1.221     10.874         18.728           0.000       0.000     46.049
                                        ------       -----     ------         ------           -----       -----     ------
                               TOTAL    44.482       2.776     11.499         42.882           0.000       0.000     63.166
                                        ======       =====     ======         ======           =====       =====     ======
                           LTV MEAN:

                                                                                                       WEIGHTED AVERAGE
                                                                                                  COLLATERAL CHARACTERISTICS

                                                                                  WA LOAN
               DTI :                     # LOANS      BALANCE $         %        BALANCE $       WAC     WA AVE FICO   WA %LTV
               -----                     -------      ---------         -        ---------       ---     -----------   -------
                            BELOW 20        155       30,210,122.32       2.74   194,904.01      6.553     653.848      79.367
                            20 T0 25        165       27,387,511.95       2.48   165,984.92      6.965     626.681      82.703
                            25 TO 30        290       57,251,251.24       5.19   197,418.11      6.798     637.314      81.509
                            30 TO 35        422       83,369,903.46       7.56   197,559.01      6.948     637.687      83.427
                            35 TO 40        585      123,731,210.03      11.21   211,506.34      6.910     645.242      83.975
                            40 TO 45        687      155,895,558.37      14.13   226,922.21      6.856     644.815      84.742
                            45 TO 50        965      241,162,477.77      21.86   249,909.30      6.875     649.331      84.979
                            50 TO 55       1661      384,264,135.72      34.83   231,345.05      6.367     652.686      81.252
                            55 TO 60
                             60 PLUS       ----    ----------------     ------   ----------      -----     -------      ------
                               TOTAL       4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461      83.027
                                           ====    ================     ======   ==========      =====     =======      ======
                           DTI MEAN:      44.48                         MEDIAN        46.00    STD DEV       10.23

                                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               DTI :                   % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
               -----                   -----    ----------  ----------    ------------     ----------  -----------     --
                            BELOW 20   14.509        1.137      5.626         54.247           0.000       0.000     51.779
                            20 T0 25   23.242        5.370      6.917         55.094           0.000       0.000     36.151
                            25 TO 30   28.073        4.563      7.057         64.715           0.000       0.000     40.549
                            30 TO 35   33.225        3.369      9.717         58.053           0.000       0.000     42.035
                            35 TO 40   38.273        3.303      9.717         55.629           0.000       0.000     45.023
                            40 TO 45   43.140        2.070     11.620         51.620           0.000       0.000     46.150
                            45 TO 50   48.174        2.029     11.324         44.710           0.000       0.000     62.739
                            50 TO 55   53.467        2.909     13.971         25.776           0.000       0.000     86.953
                            55 TO 60
                             60 PLUS   ------        -----     ------         ------           -----       -----     ------
                               TOTAL   44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                       ======        =====     ======         ======           =====       =====     ======
                           DTI MEAN:


                                                                                                       WEIGHTED AVERAGE
                                                                                                  COLLATERAL CHARACTERISTICS
                                                                                  WA LOAN
             PURPOSE :                   # LOANS      BALANCE $         %        BALANCE $        WAC    WA AVE FICO   WA %LTV
             ---------                   -------      ---------         -        ---------        ---    -----------   -------
                              PURCHASE     2433      584,467,528.32       52.98   240,225.04      6.527     663.716     84.078
                    REFINANCE (NO CASH)                                       -            -
                  REFINANCE (RATE TERM)     265       45,702,845.70        4.14   172,463.57      6.977     626.918     82.219
      CASH OUT REFINANCE BELOW 70% LTV      323       62,157,219.65        5.63   192,437.21      6.536     617.665     59.952
CASH OUT REFINANCE WITH LTV 70.1% - 75%     178       43,715,852.79        3.96   245,594.68      6.680     622.600     73.751
CASH OUT REFINANCE WITH LTV 75.1% - 80%     515      118,834,550.00       10.77   230,746.70      6.554     637.386     79.388
CASH OUT REFINANCE WITH LTV 80.1% - 85%     327       68,431,844.34        6.20   209,271.70      7.006     608.055     84.069
CASH OUT REFINANCE WITH LTV 85.1% - 90%     488      105,900,676.08        9.60   217,009.58      7.091     629.149     89.408
      CASH OUT REFINANCE WITH LTV > 90%     401       74,061,653.98        6.71   184,692.40      7.355     650.299     95.830
                                           ----    ----------------      ------   ----------      -----     -------     ------
                                  TOTAL    4930    1,103,272,170.86      100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================      ======   ==========      =====     =======     ======

                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             PURPOSE :                    % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
             ---------                    -----    ----------  ----------    ------------     ----------  -----------     --
                              PURCHASE     46.784       4.219     13.763          0.000           0.000       0.000     83.743
                    REFINANCE (NO CASH)
                  REFINANCE (RATE TERM)    42.398       0.568      2.218          0.000           0.000       0.000     39.756
      CASH OUT REFINANCE BELOW 70% LTV     40.225       0.996     10.695        100.000           0.000       0.000     36.513
CASH OUT REFINANCE WITH LTV 70.1% - 75%    40.279       2.556      8.590        100.000           0.000       0.000     40.549
CASH OUT REFINANCE WITH LTV 75.1% - 80%    42.736       2.710      9.415        100.000           0.000       0.000     52.018
CASH OUT REFINANCE WITH LTV 80.1% - 85%    41.898       1.093     13.327        100.000           0.000       0.000     43.596
CASH OUT REFINANCE WITH LTV 85.1% - 90%    41.507       0.000      9.022        100.000           0.000       0.000     39.158
      CASH OUT REFINANCE WITH LTV > 90%    43.106       0.000      6.954        100.000           0.000       0.000     21.235
                                           ------       -----     ------        -------           -----       -----     ------
                                  TOTAL    44.482       2.776     11.499         42.882           0.000       0.000     63.166
                                           ======       =====     ======        =======           =====       =====     ======


                                                                                                       WEIGHTED AVERAGE
                                                                                                  COLLATERAL CHARACTERISTICS
                                                                                 WA LOAN
         OCCUPANCY STATUS :              # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
         ------------------              -------      ---------         -       ---------        ---    -----------   -------
                      OWNER OCCUPIED       4750    1,072,648,547.48       97.22  225,820.75      6.684     646.371     82.953
                          INVESTMENT        142       23,455,587.33        2.13  165,180.19      7.070     685.663     84.539
              2ND / VACATION / OTHER         38        7,168,036.05        0.65  188,632.53      7.075     685.592     89.208
                                                                              -           -
                                           ----    ----------------      ------  ----------      -----     -------     ------
                               TOTAL       4930    1,103,272,170.86      100.00  223,787.46      6.694     647.461     83.027
                                           ====    ================      ======  ==========      =====     =======     ======

                                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
         OCCUPANCY STATUS :               % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
         ------------------               -----    ----------  ----------    ------------     ----------  -----------     --
                      OWNER OCCUPIED      44.510        0.000     11.349         43.574           0.000       0.000     62.668
                          INVESTMENT      43.488      100.000     20.359         20.490           0.000       0.000     89.517
              2ND / VACATION / OTHER      43.663      100.000      5.007         12.542           0.000       0.000     51.427
                                          ------      -------     ------         ------           -----       -----     ------
                               TOTAL      44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                          ======      =======     ======         ======           =====       =====     ======


                                                                                                       WEIGHTED AVERAGE
                                                                                                  COLLATERAL CHARACTERISTICS
                                                                                  WA LOAN
        DOCUMENTATION TYPE :                # LOANS      BALANCE $       %       BALANCE $        WAC    WA AVE FICO   WA %LTV
        --------------------                -------      ---------       -       ---------        ---    -----------   -------
                       FULL DOCUMENTATION    3379      771,645,361.67    89.73   228,365.01      6.611     645.216     81.995
                    LIMITED DOCUMENTATION      37        8,417,605.56     0.97   227,502.85    638.123      83.629     42.382
      STATED DOCUMENTATION WITH LTV < 70%      10        4,150,035.63     0.48   415,003.56      6.035     721.467     61.098
STATED DOCUMENTATION WITH LTV 70.1% - 80%      51       16,605,321.98     1.93   325,594.55      6.286     689.362     78.837
STATED DOCUMENTATION WITH LTV 80.1% - 85%      10        3,611,825.40     0.42   361,182.54      6.270     665.171     84.326
STATED DOCUMENTATION WITH LTV 85.1% - 90%      45       16,113,443.97     1.87   358,076.53      6.743     693.298     89.762
      STATED DOCUMENTATION WITH LTV > 90%     155       47,810,455.55     5.56   308,454.55      7.513     683.129     98.607
                                    NINA                                     -           -
                                  NO DOC                                     -           -
           OTHER (NO INCOME VERIFICATION)    1243      234,918,121.10    21.29   188,992.86      6.838     640.223     83.426
                                             ----    ----------------   ------   ----------      -----     -------     ------
                                   TOTAL     4930    1,103,272,170.86   122.26   223,787.46      6.694     647.461     83.027
                                             ====    ================   ======   ==========      =====     =======     ======

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
        DOCUMENTATION TYPE :                  % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
        --------------------                  -----    ----------  ----------    ------------     ----------  -----------     --
                       FULL DOCUMENTATION     45.838       3.653     11.433         31.660           0.000       0.000     80.390
                    LIMITED DOCUMENTATION      1.015       7.853     48.190          0.000           0.000      63.277
      STATED DOCUMENTATION WITH LTV < 70%     41.862       0.000      0.000        100.000           0.000       0.000     69.493
STATED DOCUMENTATION WITH LTV 70.1% - 80%     41.626       0.000     15.365         29.152           0.000       0.000     85.163
STATED DOCUMENTATION WITH LTV 80.1% - 85%     43.580       0.000      0.000         40.506           0.000       0.000     88.620
STATED DOCUMENTATION WITH LTV 85.1% - 90%     44.031       0.000     17.766         23.769           0.000       0.000     83.799
      STATED DOCUMENTATION WITH LTV > 90%     44.796       0.000     15.328          9.014           0.000       0.000     78.454
                                     NINA
                                   NO DOC
            OTHER (NO INCOME VERIFICATION)    40.333       0.999     10.747         87.755           0.000       0.000      0.000
                                              ------       -----     ------         ------           -----       -----     ------
                                    TOTAL     44.482       2.776     11.499         42.882           0.000       0.000     63.166
                                              ======       =====     ======         ======           =====       =====     ======

                                                                                                        WEIGHTED AVERAGE
                                                                                 WA LOAN          COLLATERAL CHARACTERISTICS
       PROPERTY TYPE :                   # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                    SINGLE FAMILY          3609      758,530,750.29      68.75   210,177.54      6.750     642.537     83.108
    PLANNED UNIT DEVELOPMENT (PUD)          799      217,871,582.46      19.75   272,680.33      6.532     656.938     82.668
                         2-4 UNIT           156       43,777,451.85       3.97   280,624.69      6.692     660.766     83.466
                        TOWNHOUSE
                            CONDO           366       83,092,386.26       7.53   227,028.38      6.615     660.547     82.999
                               MH
                            OTHER          ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
       PROPERTY TYPE :                  % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                        -----    ----------  ----------    ------------     ----------  -----------     --
                    SINGLE FAMILY        43.979       2.280      0.000         48.376           0.000       0.000     57.560
    PLANNED UNIT DEVELOPMENT (PUD)       45.101       3.761      0.000         27.878           0.000       0.000     76.887
                         2-4 UNIT        45.224       6.511    100.000         46.700           0.000       0.000     58.875
                        TOWNHOUSE
                            CONDO        47.068       2.749    100.000         30.052           0.000       0.000     80.618
                               MH
                            OTHER        ------       -----    -------         ------           -----       -----     ------
                            TOTAL        44.482       2.776     11.499         42.882           0.000       0.000     63.166
                                         ======       =====    =======         ======           =====       =====     ======


                                                                                                       WEIGHTED AVERAGE
                                                                                WA LOAN          COLLATERAL CHARACTERISTICS
            UPB :                       # LOANS      BALANCE $         %       BALANCE $        WAC        FICO       %LTV
                                        -------      ---------         -       ---------        ---    -----------   -------
                    BELOW $50,000           115        4,755,287.33       0.43    41,350.32      8.020     600.705     80.396
               $50,001 TO $75,000           335       21,350,304.70       1.94    63,732.25      7.722     615.302     83.392
              $75,001 TO $100,000           473       42,048,476.50       3.81    88,897.41      7.304     624.202     83.867
             $100,001 TO $125,000           534       60,905,618.52       5.52   114,055.47      7.055     630.898     83.174
             $125,001 TO $150,000           570       78,576,740.87       7.12   137,853.93      7.061     634.143     84.836
             $150,001 TO $200,000           830      145,034,479.05      13.15   174,740.34      6.886     635.533     83.801
             $200,001 TO $250,000           539      120,675,154.91      10.94   223,887.11      6.792     635.654     83.623
             $250,001 TO $300,000           411      112,488,568.42      10.20   273,694.81      6.683     643.777     83.425
             $300,001 TO $350,000           291       94,337,263.86       8.55   324,183.04      6.617     649.393     83.715
             $350,001 TO $400,000           214       80,459,179.81       7.29   375,977.48      6.555     653.713     83.018
             $400,001 TO $450,000           136       57,647,407.69       5.23   423,878.00      6.632     646.931     84.484
             $450,000 TO $500,000            99       47,012,920.72       4.26   474,877.99      6.463     659.597     84.757
             $500,001 TO $600,000           214      117,414,679.25      10.64   548,666.73      6.377     668.769     81.929
             $600,001 TO $700,000           103       67,305,227.25       6.10   653,448.81      6.180     676.998     80.700
                    $700 001 PLUS            66       53,260,861.98       4.83   806,982.76      5.981     681.183     76.377
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======
                                            MIN            19418.74        MAX   1190000.00

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            UPB :                        % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                         -----    ----------  ----------    ------------     ----------  -----------     --
                    BELOW $50,000         34.594        5.095     10.821         36.600           0.000       0.000      9.304
               $50,001 TO $75,000         39.297        4.795      6.193         41.408           0.000       0.000     18.793
              $75,001 TO $100,000         41.800        4.905      8.529         44.395           0.000       0.000     36.810
             $100,001 TO $125,000         43.447        4.543      9.944         46.625           0.000       0.000     47.487
             $125,001 TO $150,000         43.082        4.206      9.191         47.076           0.000       0.000     46.982
             $150,001 TO $200,000         44.309        4.003      8.727         52.338           0.000       0.000     52.819
             $200,001 TO $250,000         45.188        4.656      8.533         50.815           0.000       0.000     59.758
             $250,001 TO $300,000         46.118        2.843     14.789         46.299           0.000       0.000     69.409
             $300,001 TO $350,000         46.785        1.689     17.437         38.528           0.000       0.000     71.787
             $350,001 TO $400,000         46.510        2.840     20.571         44.800           0.000       0.000     72.425
             $400,001 TO $450,000         45.692        2.158     16.868         41.961           0.000       0.000     75.776
             $450,000 TO $500,000         46.332        0.959     12.985         38.297           0.000       0.000     77.616
             $500,001 TO $600,000         43.497        0.875      9.515         36.136           0.000       0.000     71.450
             $600,001 TO $700,000         42.813        0.000      5.895         30.356           0.000       0.000     80.287
                    $700 001 PLUS         42.427        0.000      8.652         21.982           0.000       0.000     75.523
                                          ------        -----     ------         ------           -----       -----     ------
                            TOTAL         44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                          ======        =====     ======         ======           =====       =====     ======



                                                                                                        WEIGHTED AVERAGE
                                                                                 WA LOAN          COLLATERAL CHARACTERISTICS
           STATE :                       # LOANS      BALANCE $         %       BALANCE $        WAC        FICO       %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                       CALIFORNIA          1282      459,332,363.12      41.63   358,293.57      6.328     658.149     80.794
                          FLORIDA           373       70,620,104.21       6.40   189,330.04      7.030     645.521     84.533
                         ILLINOIS           335       64,619,407.20       5.86   192,893.75      7.050     641.235     85.958
                         MICHIGAN           318       48,294,072.44       4.38   151,868.15      6.984     633.454     88.539
                            TEXAS           272       38,782,077.34       3.52   142,581.17      7.120     635.727     80.776
                         NEW YORK           110       33,878,951.68       3.07   307,990.47      6.812     648.400     84.731
                        MINNESOTA           180       32,917,960.30       2.98   182,877.56      6.800     637.630     85.076
                             OHIO           233       29,713,501.73       2.69   127,525.76      7.075     635.911     87.701
                         MARYLAND           102       24,822,256.06       2.25   243,355.45      6.756     647.590     81.295
                          GEORGIA           143       23,388,458.71       2.12   163,555.66      6.931     645.103     85.074
                           NEVADA            91       23,348,117.09       2.12   256,572.72      6.766     641.192     80.094
                       WASHINGTON           111       22,354,180.81       2.03   201,389.02      6.644     646.282     83.098
                       NEW JERSEY            80       20,854,256.18       1.89   260,678.20      6.882     632.754     83.066
                         COLORADO            89       19,169,784.70       1.74   215,390.84      6.666     639.550     82.984
                   NORTH CAROLINA           123       18,334,822.10       1.66   149,063.59      6.988     643.629     85.404
                            OTHER          1088      172,841,857.19      15.67   158,862.00      7.018     636.755     84.796
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           STATE :                      % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                        -----    ----------  ----------    ------------     ----------  -----------     --
                       CALIFORNIA       45.701        2.125     13.110         35.350           0.000       0.000     81.493
                          FLORIDA       44.210        6.866     10.334         31.035           0.000       0.000     66.073
                         ILLINOIS       42.942        1.965     20.110         73.897           0.000       0.000     28.888
                         MICHIGAN       42.862        0.865      9.886         64.653           0.000       0.000     29.903
                            TEXAS       39.590        1.930      1.280         48.915           0.000       0.000     16.577
                         NEW YORK       43.049        1.239     35.466         52.979           0.000       0.000     37.315
                        MINNESOTA       42.639        7.046      7.919         56.946           0.000       0.000     56.839
                             OHIO       43.041        1.571      6.869         53.515           0.000       0.000     38.040
                         MARYLAND       46.455        2.473      3.328         41.863           0.000       0.000     76.362
                          GEORGIA       46.099        4.369      2.646         28.513           0.000       0.000     67.205
                           NEVADA       44.675        6.834      5.458         46.867           0.000       0.000     79.170
                       WASHINGTON       45.544        2.573      9.779         44.042           0.000       0.000     66.470
                       NEW JERSEY       42.210        1.908     28.312         64.706           0.000       0.000     32.403
                         COLORADO       47.707        1.167      7.402         41.365           0.000       0.000     86.310
                   NORTH CAROLINA       41.424        7.573      0.341         22.733           0.000       0.000     70.774
                            OTHER       43.937        2.635      7.020         43.294           0.000       0.000     51.733
                                        ------        -----     ------         ------           -----       -----     ------
                            TOTAL       44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                        ======        =====     ======         ======           =====       =====     ======


                                                                                                       WEIGHTED AVERAGE
                                                                                WA LOAN          COLLATERAL CHARACTERISTICS
    CALIFORNIA BREAKDOWN :              # LOANS      BALANCE $         %       BALANCE $        WAC        FICO       %LTV
                                        -------      ---------         -       ---------        ---    -----------   -------
                         CA NORTH           386      136,254,076.32      29.66   352,989.84     6.343      653.664     82.005
                         CA SOUTH           896      323,078,286.80      70.34   360,578.45     6.322      660.040     80.283
                                           ----      --------------     ------   ----------     -----      -------     ------
                            TOTAL          1282      459,332,363.12     100.00   713,568.29     6.328      658.149     80.794
                                           ====      ==============     ======   ==========     =====      =======     ======

                                                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
    CALIFORNIA BREAKDOWN :             % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                       -----    ----------  ----------    ------------     ----------  -----------     --
                         CA NORTH       46.524        2.773      7.225         35.838           0.000       0.000     86.625
                         CA SOUTH       45.354        1.852     15.592         35.144           0.000       0.000     79.329
                                        ------        -----     ------         ------           -----       -----     ------
                            TOTAL       45.701        2.125     13.110         35.350           0.000       0.000     81.493
                                        ======        =====     ======         ======           =====       =====     ======

                                                                                               WEIGHTED AVERAGE COLLATERAL
                                                                                 WA LOAN              CHARACTERISTICS
       FIXED/FLOATING :                  # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                      6 MONTH ARM             3          577,360.15       0.05   192,453.38      5.463     712.138     81.516
                   6 MONTH ARM IO            20        5,769,300.00       0.52   288,465.00      6.468     618.239     78.712
                       1 YEAR ARM            10        2,785,490.39       0.25   278,549.04      6.965     652.483     89.451
                         2/28 ARM          1291      226,747,892.44      20.55   175,637.41      7.076     623.953     85.776
                      2/28 ARM IO          1787      483,477,189.99      43.82   270,552.43      6.575     649.595     83.121
                         3/27 ARM           321       66,479,116.48       6.03   207,100.05      6.870     632.880     83.937
                      3/27 ARM IO           469      119,076,287.24      10.79   253,894.00      6.421     659.055     82.560
                         5/25 ARM            50       11,365,106.64       1.03   227,302.13      6.351     657.765     77.299
                      5/25 ARM IO           291       74,385,601.06       6.74   255,620.62      6.184     688.657     78.721
                       FIXED RATE           688      112,608,826.47      10.21   163,675.62      7.007     654.769     80.540
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======


                                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
       FIXED/FLOATING :                    % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                           -----    ----------  ----------    ------------     ----------  -----------     --
                      6 MONTH ARM          30.651       41.182     41.182         36.675           0.000       0.000      0.000
                   6 MONTH ARM IO          44.377        0.000     12.258         66.348           0.000       0.000    100.000
                       1 YEAR ARM          47.919       12.364      8.494         84.084           0.000       0.000      0.000
                         2/28 ARM          40.821        1.610      8.443         68.620           0.000       0.000      0.000
                      2/28 ARM IO          47.742        3.813     13.400         26.317           0.000       0.000    100.000
                         3/27 ARM          39.126        1.394      9.894         71.228           0.000       0.000      0.000
                      3/27 ARM IO          46.916        4.229     13.530         29.864           0.000       0.000    100.000
                         5/25 ARM          41.565        0.730      6.478         63.991           0.000       0.000      0.000
                      5/25 ARM IO          42.269        1.455     14.313         25.787           0.000       0.000    100.000
                       FIXED RATE          40.194        0.736      6.828         66.178           0.000       0.000     12.593
                                           ------        -----     ------         ------           -----       -----    -------
                            TOTAL          44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                           ======        =====     ======         ======           =====       =====    =======


                                                                                                 WEIGHTED AVERAGE COLLATERAL
                                                                                 WA LOAN              CHARACTERISTICS
    MONTHS TO RATE RESET:                # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                           1 - 12            33             9132151          1       276732      6.556     634.621     82.165
                          13 - 24          3078           710225082         64       230742      6.735     641.408     83.969
                          25 - 36           790           185555404         17       234880      6.582     649.677     83.054
                          37 - 49
                            49 >=           341            85750708          8       251468      6.206     684.563     78.532
                              N/A           688           112608826         10       163676      7.007     654.769     80.540
                                           ----       -------------        ---       ------      -----     -------     ------
                            TOTAL          4930       1103272170.86        100       223787      6.694     647.461     83.027
                                           ====       =============        ===       ======      =====     =======     ======

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
    MONTHS TO RATE RESET:              % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                       -----    ----------  ----------    ------------     ----------  -----------     --
                           1 - 12      44.590        6.375     12.938         69.882           0.000       0.000     63.176
                          13 - 24      45.533        3.110     11.817         39.823           0.000       0.000     68.074
                          25 - 36      44.125        3.214     12.227         44.684           0.000       0.000     64.173
                          37 - 49
                            49 >=      42.176        1.359     13.274         30.851           0.000       0.000     86.746
                              N/A      40.194        0.736      6.828         66.178           0.000       0.000     12.593
                                       ------        -----     ------         ------           -----       -----     ------
                            TOTAL      44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                       ======        =====     ======         ======           =====       =====     ======


                                                                                                 WEIGHTED AVERAGE COLLATERAL
                                                                                 WA LOAN                CHARACTERISTICS
            LIEN :                       # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                         1ST LIEN          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
  SECOND LIENS WITH LTV BELOW 85%
SECOND LIENS WITH LTV 85.1% - 90%
SECOND LIENS WITH LTV 90.1% - 95%
  SECOND LIENS WITH LTV ABOVE 95%
                            OTHER                                            -            -
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
            LIEN :                        % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                          -----    ----------  ----------    ------------     ----------  -----------     --
                         1ST LIEN         44.482        2.776     11.499         42.882           0.000       0.000     63.166
  SECOND LIENS WITH LTV BELOW 85%
SECOND LIENS WITH LTV 85.1% - 90%
SECOND LIENS WITH LTV 90.1% - 95%
  SECOND LIENS WITH LTV ABOVE 95%
                            OTHER
                                          ------        -----     ------         ------           -----       -----     ------
                            TOTAL         44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                          =====         =====     ======         ======           =====       =====     ======


                                                                                                WEIGHTED AVERAGE COLLATERAL
                                                                                 WA LOAN               CHARACTERISTICS
         PREPAYMENT :                    # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                         -------      ---------         -       ---------        ---    -----------   -------
                             NONE           999      208,341,109.86      18.88   208,549.66      6.969     647.014     83.750
                           1 YEAR           241       73,905,942.00       6.70   306,663.66      6.901     652.375     82.239
                           2 YEAR          2244      514,662,974.67      46.65   229,350.70      6.652     643.954     83.264
                           3 YEAR          1446      306,362,144.33      27.77   211,868.70      6.529     652.471     82.329
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
         PREPAYMENT :                     % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                          -----    ----------  ----------    ------------     ----------  -----------     --
                             NONE         42.863        4.929     14.788         48.788           0.000       0.000     48.202
                           1 YEAR         44.884        5.118     15.491         42.764           0.000       0.000     73.226
                           2 YEAR         45.454        1.997     10.598         36.889           0.000       0.000     69.647
                           3 YEAR         43.855        2.054      9.815         48.960           0.000       0.000     60.026
                                          ------        -----     ------         ------           -----       -----     ------
                            TOTAL         44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                          ======        =====     ======         ======           =====       =====     ======


                                                                                               WEIGHTED AVERAGE COLLATERAL
                                                                               WA LOAN                CHARACTERISTICS
           INDEX :                     # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                       -------      ---------         -       ---------        ---    -----------   -------
                  LIBOR - 6 MONTH          4242      990,663,344.39      89.79   233,536.86      6.659     646.630     83.310
                       FIXED RATE           688      112,608,826.47      10.21   163,675.62      7.007     654.769     80.540
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           INDEX :                      % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                        -----    ----------  ----------    ------------     ----------  -----------     --
                  LIBOR - 6 MONTH         44.970        3.008     12.030         40.234           0.000       0.000     68.914
                       FIXED RATE         40.194        0.736      6.828         66.178           0.000       0.000     12.593
                                          ------        -----     ------         ------           -----       -----     ------
                            TOTAL         44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                          ======        =====     ======         ======           =====       =====     ======

                                                                                               WEIGHTED AVERAGE COLLATERAL
                                                                               WA LOAN                CHARACTERISTICS
     MORTGAGE INSURANCE :              # LOANS      BALANCE $         %       BALANCE $        WAC    WA AVE FICO   WA %LTV
                                       -------      ---------         -       ---------        ---    -----------   -------
              80 PLUS LTV WITH MI                                            0            0
           80 PLUS LTV WITHOUT MI          2302      460,566,552.03      41.75   200,072.35      7.245     640.702     91.589
             BELOW 80 LTV WITH MI                                            -            -
                NOT COVERED BY MI          2628      642,705,618.83      58.25   244,560.74      6.300     652.304     76.892
                            OTHER                                            -            -
                                           ----    ----------------     ------   ----------      -----     -------     ------
                            TOTAL          4930    1,103,272,170.86     100.00   223,787.46      6.694     647.461     83.027
                                           ====    ================     ======   ==========      =====     =======     ======

                                                                WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
     MORTGAGE INSURANCE :              % DTI    NON - PRIM  NON SF/PUD    REFI CACHOUT     MI COVERED  NINA/NO DOC     IO
                                       -----    ----------  ----------    ------------     ----------  -----------     --
              80 PLUS LTV WITH MI
           80 PLUS LTV WITHOUT MI        42.601        4.756     10.899         53.932           0.000       0.000     47.710
             BELOW 80 LTV WITH MI
                NOT COVERED BY MI        45.830        1.356     11.930         34.963           0.000       0.000     74.241
                            OTHER
                                         ------        -----     ------         ------           -----       -----     ------
                            TOTAL        44.482        2.776     11.499         42.882           0.000       0.000     63.166
                                         ======        =====     ======         ======           =====       =====     ======